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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       1-11123                36-3817266
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)

333 West Wacker Drive, Chicago, Illinois                            60606
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (312) 917-7700

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
     YEAR.

     On February 6, 2007, at a regularly scheduled meeting of the board of directors (the "Board") of Nuveen Investments, Inc. (the "Company"), the Board amended and restated the Company's Amended and Restated By-Laws (the "By-Laws"). The new By-Laws were effective immediately, and were adopted to eliminate provisions relating to Class B Directors, as well as certain limitations contained in the prior By-Laws on the duties and authorities of committees of the Company's board of directors, all of which the Board determined to have ceased to have substantive meaning following the sale by The St. Paul Travelers Companies, Inc. of its majority interest in the Company. In addition, the Board made additional changes to:

Certain Procedural Matters. These changes address various procedural matters, including by: clarifying the ability to postpone and adjourn annual and special meetings of stockholders and to cancel special meetings; clarifying the ability of stockholders to continue to transact business at a duly called stockholder meeting at which a quorum of stockholders is present notwithstanding the withdrawal of enough stockholders to leave less than a quorum; clarifying that the only business that may be brought before a special meeting is the business set forth in the applicable notice of meeting; clarifying the ability of directors to continue to transact business at a duly called Board meeting at which a quorum of directors is present notwithstanding the withdrawal of enough directors to leave less than a quorum; revising the advanced notice required for special meetings of the Board from "reasonable" advance notice to "twenty-four hours'" advance notice; clarifying the ability of the Chairman of the Board to call special meetings of the Board; and providing for the ability of directors and executive officers seeking indemnification under the By-Laws to require independent counsel to make certain applicable legal determinations relating to entitlement to indemnification following a change of control of the Company.

Notice Provisions. These changes address matters relating to stockholder-proposed business and director nominations, including by: increasing the advanced notice requirement for stockholder-proposed business and director nominations from not less than 60 nor more than 90 days prior to the Company's annual stockholder meeting to not less than 90 nor more than 120 days prior to the first anniversary of the Company's annual stockholder meeting for the preceding year (with exceptions permitting business and nominations to be brought by stockholders on shorter notice in specified circumstances); requiring the provision of additional information regarding proponents of corporate business proposals and nominations and of stockholder director nominees; requiring stockholder director nominees to confirm their obligations to comply with the Company's applicable policies; and clarifying that no business that is not a proper matter for stockholder action under, or that would cause the Company to violate, applicable law or regulatory requirements, can be brought, and that no person can be appointed, nominated or elected a director of the Company if he or she would not be able to serve as a director without conflicting with applicable law and regulatory requirements.

     The foregoing summary of the revised provisions of the By-Laws does not purport to be a complete description of such amendments, and the By-Laws are filed as Exhibit 3.1 hereto and are hereby incorporated herein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number                          Description
--------------                          -----------
      3.1        Amended and Restated By-Laws of Nuveen Investments, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUVEEN INVESTMENTS, INC.


                                        By: /s/ John L. MacCarthy
                                            ------------------------------------
                                        Name: John L. MacCarthy
                                        Title: Senior Vice President

Dated: February 12, 2007

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                                  EXHIBIT INDEX

Exhibit Number                          Description
--------------                          -----------
      3.1        Amended and Restated By-Laws of Nuveen Investments, Inc.